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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 27, 2005
                                                         --------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-16439                  94-1499887
          --------                     -------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

    901 Marquette Avenue, Suite 3200
         Minneapolis, Minnesota                                55402-3232
         ----------------------                                ----------
(Address of principal executive offices)                       (Zip Code)


         Registrant's telephone number, including area code  612-758-5200
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Item 2.02     Results of Operations and Financial Condition.
Item 9.01     Financial Statements and Exhibits.

Signature
Exhibit Index
Exhibit 99.1


                                       i

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                                        1
Item 2.02     Results of Operations and Financial Condition.

     On July 27, 2005, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and nine months ended June 30, 2005. See the Company's press release dated July 27, 2005, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.


Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit
           Number                            Description
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            99.1                 Press Release dated July 27, 2005


                                       1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FAIR ISAAC CORPORATION

                                      By /s/   CHARLES M. OSBORNE
                                         --------------------------------
                                      Charles M. Osborne
                                      Vice President and Chief Financial Officer
Date:  July 27, 2005


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                                  EXHIBIT INDEX

    Exhibit
    Number                  Description                   Method of Filing
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      99.1        Press Release dated July 27, 2005      Filed Electronically